UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2003


                                     1-6880
                            (Commission File Number)


                                  U.S. BANCORP
             (Exact name of registrant as specified in its charter)



                 DELAWARE                                     41-0255900
       (State or other jurisdiction                         (I.R.S. Employer
            of incorporation)                             Identification Number)

                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
              (Address of principal executive offices and zip code)

                                 (612) 973-1111
              (Registrant's telephone number, including area code)

                                (not applicable)
          (Former name or former address, if changed since last report)

ITEM 9.    REGULATION F-D DISCLOSURE.

         In connection with U.S. Bancorp's previously announced plan to spin off its U.S. Bancorp Piper Jaffray business, U.S. Bancorp Piper Jaffray announced today the new composition of its management committee, which is as follows:

         Andrew Duff - President and Chief Executive Officer James Chosy - General Counsel
         Pamela Clayton - Head of Human Resources
         Michael Duffy - Chief Information Officer
         Paul Grangaard - Head of Private Advisory Services Barry Nordstrand - Head of Fixed Income Capital Markets Robert Peterson - Head of Research
         Addison (Tad) Piper - Head of Ventures
         Thomas Schnettler - Head of Equity Capital Markets Sandra Sponem - Chief Financial Officer

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               U.S. BANCORP


                               By: /s/ Terrance R. Dolan
                                  ---------------------------------
                                  Name: Terrance R. Dolan
                                  Title: Executive Vice President and Controller



DATE:  April 23, 2003